UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under § 240.14a-12

Daktronics, Inc.
(Name of Registrant as Specified in its Charter)

____________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On January 21, 2025, Daktronics, Inc. issued the following press release and posted the press release to its website, https://www.daktronics.com/:

Daktronics Files Preliminary Proxy Statement for Special Meeting of Shareholders

Shareholders to Vote on a Proposal to Reincorporate the Company in Delaware

Reaffirms Commitment to Maintaining Headquarters and Operations in South Dakota

BROOKINGS, S.D., Jan. 21, 2025 (GLOBE NEWSWIRE) -- Daktronics, Inc. (“Daktronics,” the “Company,” “we” or “us”) (NASDAQ-DAKT), the leading U.S.-based designer and manufacturer of best-in-class dynamic video communication displays and control systems for customers worldwide, today announced that the Company has filed a preliminary proxy statement and plans to hold a special meeting of shareholders (the “Special Meeting”) to consider and vote upon a proposal to change the Company’s jurisdiction of incorporation from South Dakota to Delaware.

“We are proud of our long history in South Dakota and remain committed to maintaining our headquarters and operations in the state,” said Reece Kurtenbach, Daktronics’ Chairman, President and Chief Executive Officer. “As our business has grown and become more complex, we have come to recognize the importance of evolving our corporate governance structure. Delaware is the legal domicile for most large, publicly traded companies, and its corporate law is well understood, clear and predictable and provides strong shareholder rights and protections. We believe changing our legal domicile to Delaware – without making any other structural changes to our employee base, facilities, operations or commitments to our communities – supports our ongoing business transformation plan and enables us to enhance the rights of our shareholders while continuing to benefit from the exemplary work ethic and ingenuity of our South Dakota employees.”

Reincorporation will provide an opportunity for the Company to make corporate governance enhancements – including a majority voting standard for uncontested director elections, proxy access and a conventional, statutory voting system for director elections – which will ensure holders of the majority of shares are able to elect a cohesive Board of Directors and eliminate the risk that a minority group of shareholders can hand-pick a faction of directors they believe will represent their particular interests.

South Dakota has been Daktronics’ home since 1968, when the Company was founded by Drs. Aelred Kurtenbach and Duane Sander, two professors at South Dakota State University, to capitalize on engineering talent graduating in South Dakota. The Company has its roots in this mission, and Daktronics’ growth from a small, local company to a world leader in the display industry has been fueled primarily by this talent pool as it has expanded into the global marketplace.

Today, more than half of the Company’s nearly 3,000 employees work in South Dakota. Daktronics proudly ranks among South Dakota’s largest employers and intends to continue to invest in its people and communities to maintain its strong presence in the state.

Mr. Kurtenbach added, “While Daktronics’ legal jurisdiction may change, our home will not. Our corporate headquarters, along with important manufacturing, engineering, sales and service facilities and the vast majority of our employees, will remain in South Dakota, where we have been for more than 50 years.”

Further details about the Special Meeting will be included in the Company’s definitive proxy materials to be distributed to all shareholders eligible to vote at the Special Meeting. The Company encourages all shareholders to carefully review those materials when they are available.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Alliance Advisors, LLC, at (833) 215-7293 or dakt@allianceadvisors.com.

About Daktronics

Daktronics has strong leadership positions in, and is the world's largest supplier of, large-screen video displays, electronic scoreboards, LED text and graphics displays, and related control systems. The Company excels in the control of display systems, including those that require integration of multiple complex displays showing real-time information, graphics, animation, and video. Daktronics designs, manufactures, markets and services display systems for customers around the world in four domestic business units: Live Events, Commercial, High School Park and Recreation, and Transportation, and one International business unit. For more information, visit the Company's website at: www.daktronics.com.

Safe Harbor Statement

Cautionary Notice: In addition to statements of historical fact, this news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and is intended to enjoy the protection of that Act. These forward-looking statements reflect the Company's expectations or beliefs concerning future events. The Company cautions that these and similar statements involve risk and uncertainties which could cause actual results to differ materially from our expectations, including, but not limited to, changes in economic and market conditions, management of growth, timing and magnitude of future contracts and orders, fluctuations in margins, the introduction of new products and technology, the impact of adverse weather conditions, increased regulation, and other risks described in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for its 2024 fiscal year. Forward-looking statements are made in the context of information available as of the date stated. The Company undertakes no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Important Additional Information

The Company intends to file a definitive proxy statement (the “Proxy Statement”) and a proxy card with the SEC in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Company (the “Special Meeting”). SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investor.daktronics.com/.
Participant Information

The Company, its directors, and certain of its executive officers (as set forth below) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our independent directors is set forth in the sections titled “Executive Compensation” and “Fiscal Year 2024 Director Compensation” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2024 Annual Meeting of Shareholders, filed on August 5, 2024 (the “2024 Definitive Proxy”), commencing on pages 23 and 16, respectively, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the 2024 Definitive Proxy commencing on page 4 and is available here, and as updated in the filings referenced in the table below. Supplemental information regarding the holdings of the Company’s securities can be found in the SEC filings on Forms 3 and 4, and as referenced in the table below, and such filings are available on the Company’s website at https://investor.daktronics.com/ or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” of the Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting.

Directors
Name	Ownership	Filing Date	Filing Type	Hyperlink
Howard I. Atkins	31,146	9/11/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000109/xslF345X05/wk-form4_1726088979.xml
Lance D. Bultena	43,505	9/11/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000106/xslF345X05/wk-form4_1726088917.xml
John P. Friel	87,573	12/13/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000160/xslF345X05/wk-form4_1734127402.xml
Dr. José-Marie Griffiths	57,495	9/11/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000104/xslF345X05/wk-form4_1726088863.xml
Reece A. Kurtenbach (Chairman, President, and Chief Executive Officer)	576,964	1/21/2025	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577925000035/xslF345X05/wk-form4_1737457597.xml
Kevin P. McDermott	94,464.925	9/11/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000103/xslF345X05/wk-form4_1726088801.xml
Andrew D. Siegel (Lead Independent Director)	197,091	9/11/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000110/xslF345X05/wk-form4_1726089039.xml
		7/24/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000041/xslF345X05/wk-form4_1721860414.xml

Shereta D. Williams	43,505	9/11/2024	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577924000112/xslF345X05/wk-form4_1726089145.xml

Certain Executive Officers
Name	Ownership	Filing Date	Filing Type	Hyperlink
Sheila M. Anderson (Chief Financial Officer, Chief Data and Analytics Officer, and Treasurer)	44,355.94	1/17/2025	Form 4/A	https://www.sec.gov/Archives/edgar/data/915779/000091577925000019/xslF345X05/wk-form4a_1737168300.xml
		8/27/2024	Form 4	https://www.sec.gov/Archives/edgar/data/1558306/000091577924000058/xslF345X05/wk-form4_1724781169.xml
Carla S. Gatzke (Vice President of Human Resources and Secretary)	842,940	1/17/2025	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577925000025/xslF345X05/wk-form4_1737168545.xml
Matthew J. Kurtenbach (Vice President of Manufacturing)	274,517.70	1/21/2025	Form 4	https://www.sec.gov/Archives/edgar/data/915779/000091577925000029/xslF345X05/wk-form4_1737457375.xml
Bradley T. Wiemann (Executive Vice President)	97,193.926	1/17/2025	Form 4/A	https://www.sec.gov/Archives/edgar/data/915779/000091577925000022/xslF345X05/wk-form4a_1737168456.xml

For more information contact:

INVESTOR RELATIONS:
Sheila M. Anderson, Chief Financial Officer
Tel (605) 692-0200
investor@daktronics.com

Alliance Advisors IR
Carolyn Capaccio / Jody Burfening
DAKTIRTeam@allianceadvisors.com

MEDIA:
Gagnier Communications

Riyaz Lalani / Lindsay Barber
Daktronics@gagnierfc.com